Intangible Assets - Estimated Amortization Expense (Detail) $ in Millions	Dec. 31, 2020 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021	$ 149
2022	137
2023	98
2024	77
2025	$ 52